UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 16, 2004



                         WPCS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


         Delaware                         0-26277                98-0204758
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

          140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (610) 903-0400

                           Copy of correspondence to:

                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                     Tel: (212) 930-9700 Fax: (212) 930-9725


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ITEM 1.01         Entry Into a Material Definitive Agreement; and
ITEM 3.02         Unregistered Sales of Equity Securities

     On November 16, 2004, WPCS International Incorporated (the "Company"), sold an aggregate of $10,000,000 of the Company's common stock ("Common Stock") and common stock purchase warrants ("Warrants") to eight investors. The Company sold an aggregate of 25,000,000 shares of Common Stock and 25,000,000 Warrants to the investors. The Common Stock and the Warrants were issued in a private placement transaction pursuant to Section 4(2) under the Securities Act of 1933. Pursuant to the terms of sale, the Company agreed to cause a resale registration statement covering the Common Stock and the Common Stock issuable upon exercise of the Warrants to be filed no later than 45 days after the closing.

     Each Warrant is exercisable for a period of five years at a price of $0.70 per share, subject to certain adjustments. The exercise price of the Warrants is subject to adjustment for subsequent lower price issuances by the Company, as well as customary adjustment provisions for stock splits, combinations, dividends and the like. At any time after the registration statement is effective, the warrants are callable by the Company, upon 30 days notice, should the Common Stock trade at or above $2.10 for 25 out of 30 consecutive trading days. A maximum of 20% of the warrants may be called in any three-month period.

     The Company paid the placement agent of the offering, Punk, Ziegel & Company, a cash fee of 6.5% of the proceeds of the offering. In addition, Punk, Ziegel received warrants to purchase 750,000 shares of Common Stock, exercisable for a period of five years at an exercise price of $.40 per share. The Company also paid a fee of $100,000 to Dominick & Dominick LLC.

     In connection with sale of the Common Stock and Warrants, the Company agreed to effectuate a one-for-12 reverse split of its outstanding Common Stock. The Company also agreed to seek listing of its equity on the Nasdaq SmallCap Stock Market.


ITEM 9.01         Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.

         Not Applicable.

(c)      Exhibits.

         10.01 Securities Purchase Agreement, dated as of November 16, 2004
         10.02 Form of Common Stock Purchase Warrant, dated as of November 16, 2004
         10.03 Form of Registration Rights Agreement, dated as of November 16, 2004




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                                    SIGNATURE

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WPCS INTERANTIONAL INCORPORATED


                                            By:  /s/ ANDREW HIDALGO
                                                 ------------------
                                                     Andrew Hidalgo
                                                     President


Dated:  November 18, 2004